[Logo] M F S (R)
INVESTMENT MANAGEMENT                                          ANNUAL REPORT
We invented the mutual fund(R)                                 DECEMBER 31, 1999



[graphic omitted]



                                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) EMERGING
                                GROWTH SERIES

MFS(R) EMERGING GROWTH SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman and Chief Executive Officer,               500 Boylston Street
MFS Investment Management(R)                        Boston, MA 02116-3741

Nelson J. Darling, Jr.+                             DISTRIBUTOR
Private investor and trustee                        MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow+                                   Boston, MA 02116-3741
Private investor and real estate consultant;
Vice Chairman, Capitol Entertainment                SHAREHOLDER SERVICE CENTER
Management Company (video franchise)                MFS Service Center, Inc.
                                                    P.O. Box 2281
CHAIRMAN AND PRESIDENT                              Boston, MA 02107-9906
Jeffrey L. Shames*
                                                    For additional information,
PORTFOLIO MANAGERS                                  contact your financial consultant.
John W. Ballen*
Toni Y. Shimura*                                    CUSTODIAN
                                                    State Street Bank and Trust Company
TREASURER
W. Thomas London*                                   AUDITORS
                                                    Deloitte & Touche LLP
ASSISTANT TREASURERS
Mark E. Bradley*                                    WORLD WIDE WEB
Ellen Moynihan*                                     www.mfs.com
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


* MFS Investment Management
+ Independent Trustee


--------------------------------------------------------------------------------
  NOT FDIC INSURED               MAY LOSE VALUE              NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
One could easily argue that the Internet represents the greatest technological development most of us may see in our lifetimes. There is no disputing that this new communication medium is changing forever the way we work, play, and shop. One might also argue that investing in this new technology represents the investment opportunity of a lifetime. The question for any investor is whether and how to take advantage of it.

The popular press, it seems, would have us believe that by surfing the Web, we can learn everything we need to know about investing. Indeed, there is no doubt that Internet-delivered information and brokerage services enable individual investors to be well-informed and to trade at bargain prices. But we believe the facts argue that, for most of us, professionally managed investment portfolios purchased through a financial consultant will continue to be one of the best products for long-term investing in this new millennium.

Why do we believe managed portfolios plus professional advice will continue to define the best course of action for many investors? Let's look at some of the characteristics of a successful long-term investment approach:

o HAVING A PLAN AND STICKING TO IT: Our experience is that successful investors -- those whose lives are enriched by the fruits of their investing -- share two characteristics. They have a plan for reaching their monetary goals, and they stick with that plan through up markets and down. And for many investors, working with a financial consultant may be the best way to develop a plan. Although the Internet abounds with calculators for developing all sorts of investment plans, none has your consultant's high level of experience and an understanding of your unique situation. And no calculator can counsel you during a down market, when you may be tempted to abandon your goals and your plan.

o DIVERSIFICATION: Few individual investors can afford to own a large number of holdings, so poor performance of one company can potentially drag down their entire personal portfolio. This is especially true when investing in volatile new areas such as the Internet. On the other hand, a diversified, professionally managed investment portfolio that owns dozens or even hundreds of holdings is better positioned to survive a disappointment in one or several investments.

o GOOD IN A DOWN MARKET: As we enter the tenth year of the greatest bull market in history, it's easy to forget that market downturns are an almost inevitable part of investing. Few investment portfolios, of course, are going to be up when the overall market is down. But we believe diversified, professionally managed investment portfolios may be less likely to suffer the extreme downturns experienced by a large number of individual holdings when the market heads south.

o MFS ORIGINAL RESEARCH(R): The Internet is one of the greatest research tools ever invented, but it's still not the same as being eyeball to eyeball with the management of a company and discussing their plans for their firm's future.

o GOOD PERFORMANCE AT AN ACCEPTABLE LEVEL OF RISK: Investing in individual stocks or bonds does indeed offer the potential of exhilarating performance that few managed portfolios even attempt. The downside is that the most exciting investments are also likely to be the ones that give you sleepless nights. The diversification and professional management of investment portfolios help make them inherently less risky than individual stock picking, and managed portfolios are available in a wide range of risk profiles.

We believe that now, more than ever, managed investment portfolios sold by an investment professional may offer many investors the best way to participate in whatever investment opportunities the new millennium may bring. The combination of professional portfolio management and professional advice recognizes the key reason that investors give us their money: because they don't want to make a hobby or a second profession out of investing; they simply want their money to work for them so they have a better likelihood of realizing their dreams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

January 15, 2000

Investments in variable products will fluctuate and may be worth more or less upon redemption. Please see your financial consultant for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.


MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the 12 months ended December 31, 1999, the Series provided a total return of 76.71% (including the reinvestment of any distributions). This compares to a 21.04% return over the same period for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, and to a 21.26% return for the Russell 2000 Total Return Index (the Russell 2000), an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks that are traded on the New York Stock Exchange, the American Stock Exchange, and NASDAQ.

We are pleased to report that the Series in 1999 showed impressive performance, both absolutely and as compared to our benchmarks. We attribute this success to our underlying investment philosophy. Our goal for the Series is to identify the best companies in the best industries -- companies that are leaders in industries experiencing accelerating growth driven by positive secular trends. We actively seek out such high-growth companies, especially those we feel have the potential for generating positive earnings surprises that exceed company predictions or Wall Street expectations.

To find such stocks, we tended in 1999 to focus on three general areas: telecommunications, technology with a telecommunications focus, and biotechnology. Furthermore, in our search for companies with the strongest relative earnings growth, we avoided companies whose earnings growth rate was slowing or plateauing -- for example, financial services, where higher interest rates could put a damper on earnings, as well as many of the traditional steady earners such as drugstores, supermarkets, and office supply stores. It was our concern that the market would perceive these industries as being vulnerable to online-related competition. Our decision to underweight these areas freed up resources to invest in faster growing companies and industries which we believe might benefit from a recovery in global growth.

In telecommunications, we sought out companies in the United States, Europe, and Japan, where we anticipated an accelerating shift to wireless communications. Cellular companies we own include NTT Mobile Communications Network, the largest cellular carrier in Japan; Bouygues, one of the largest French cellular operators; Sonera, owner of the largest cellular business in Finland; and VoiceStream, one of the few remaining U.S. wireless entities not yet owned by a large telecommunications company. Although we believe each of these companies can continue to do well on its own, we expect that some of them may become acquisition targets for larger companies aiming for global cellular coverage. If that occurs, our portfolio may benefit from the takeover premium that often has affected stock prices in this industry.

In the area of technology, our premier holding has been QUALCOMM. This company owns patents for the CDMA technology standard used for wireless communication throughout many parts of the world. As a result of its patent position, QUALCOMM gets a royalty on the communications chips and on the handsets sold. Since a large part of its revenues come from licensing its patents, the company's earnings have benefited from high margins and high barriers to entry. However, despite its intellectual property strength, the company's stock languished in recent years, in part because of an ongoing lawsuit with Ericsson over technology standards. Believing that the lawsuit would be settled in QUALCOMM's favor, we began to invest in QUALCOMM early this year. When the lawsuit was in fact settled favorably, and when global wireless growth turned out to be greater than expected, the stock responded spectacularly, amply rewarding our early endorsement. Since wireless penetration is only at about 30% of users in the United States, as compared to 50%-60% in Europe, we believe that there will continue to be strong demand for products using QUALCOMM's technology. We further anticipate that business in this industry will expand in the future, as more devices and technologies become available for accessing data over the Internet. Thus, we continue to look to the telecom-related technology sector to try to find fast-growing companies.

In the biotechnology area, we identified MedImmune as a company with great potential for accelerating growth. Its drug Synagis is used to treat a common form of viral pneumonia in premature infants; it may also be useful for treating lung-impaired elderly patients. Most importantly, we believe no competition exists or is anticipated. In our opinion, the potential worldwide market for this product alone is $2.5 billion. Since MedImmune's sales in 1999 were less than $400 million, we believe there is considerable potential for earnings growth over the next few years. We continue to seek out biotechnology companies positioned like MedImmune, with effective products directed towards a substantial but under-served market. We believe the biotechnology sector will provide exciting opportunities for the foreseeable future.

Looking forward to the year 2000 and beyond, we believe that the Series' challenge will be to continue its winning performance despite a more demanding environment of rising interest rates and high stock valuations. To accomplish this, we will continue with our present strategy of investing in what we feel are the best companies in the fastest-growing industries, looking for stocks where we believe positive earnings surprises are likely and watching out for overpriced stocks where an earnings shortfall may prove disastrous. We will continue to emphasize sectors where we see the greatest opportunity, as we have seen in telecommunications, technology, and biotechnology. The new year holds the potential for a corrective period, especially with increasing interest rates. A correction may be precipitous, since valuations for many stocks are so extended. However, our focus on special companies with robust growth in dynamic industries will hopefully allow us to hold to a successful course despite economic uncertainties.

Respectfully,

/s/ John W. Ballen                                  /s/ Toni Y. Shimura
    John W. Ballen                                      Toni Y. Shimura
    Portfolio Manager                                   Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

John W. Ballen is President, Chief Investment Officer, and a member of the Management Committee and Board of Directors of MFS Investment Management(R). He is the portfolio manager of MFS(R) Emerging Growth Fund and a portfolio manager of MFS(R) Emerging Growth Series (part of MFS(R) Variable Insurance Trust(SM)), the Emerging Growth Series offered through MFS(R)/Sun Life annuity products, MFS(R) Global Growth Fund, and the Global Growth Series offered through MFS(R)/Sun Life annuity products. In addition, Mr. Ballen oversees the portfolio management of MFS(R) Institutional Mid Cap Growth Fund and MFS(R) Institutional Emerging Equities Fund. He joined the MFS Research Department in 1984 as a research analyst. He was named Investment Officer and portfolio manager in 1986, Vice President in 1987, Director of Research in 1988, Senior Vice President in 1990, Director of Equity Portfolio Management in 1993, Chief Equity Officer in 1995, Executive Vice President in 1997, and President, Chief Investment Officer, and a member of the Board in 1998. Mr. Ballen is a graduate of Harvard College and earned a Master of Commerce degree from the University of New South Wales in Australia and an M.B.A. degree from Stanford University. All equity portfolio managers began their careers at MFS Investment Management(R) as research analysts. Our portfolio managers are supported by an investment staff of over 100 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

Toni Y. Shimura is Senior Vice President of MFS Investment Management(R) and portfolio manager of MFS(R) Managed Sectors Fund and the Managed Sectors Series offered through MFS(R)/Sun Life annuity products. She is also a portfolio manager of MFS(R) Global Growth Fund, MFS(R) Emerging Growth Series (part of MFS(R) Variable Insurance Trust(SM)), and the Global Growth Series and the Emerging Growth Series, both offered through MFS(R)/Sun Life annuity products. Ms. Shimura joined MFS in 1987 as a research analyst. She was named Investment Officer in 1990, Assistant Vice President in 1991, Vice President in 1992, portfolio manager in 1993, and Senior Vice President in 1999. Ms. Shimura is a graduate of Wellesley College and the Sloan School of Management of the Massachusetts Institute of Technology.

All equity portfolio managers began their careers at MFS Investment Management(R) as research analysts. Our portfolio managers are supported by an investment staff of over 100 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including all charges and expenses, for any other MFS product is available from your financial consultant, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks long-term growth of capital.

Commencement of investment operations: July 24, 1995

Size: $2.1 billion net assets as of December 31, 1999

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the Series in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the Series' investment operations, July 24, 1995, through December 31, 1999. Index information is from August 1, 1995.)

           MFS Emerging      Russell 2000 Total       S&P 500
           Growth Series       Return Index       Composite Index
-----------------------------------------------------------------
 7/95        $10,000             $10,000             $10,000
12/95         11,741              10,614              11,077
12/96         13,740              12,365              13,621
12/97         16,749              15,130              18,165
12/98         22,471              14,745              23,356
12/99         39,709              17,879              28,271

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH DECEMBER 31, 1999

                                                       1 Year              3 Years                Life*
---------------------------------------------------------------------------------------------------------
Cumulative Total Return                               +76.71%             +189.01%             +297.09%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return                           +76.71%             + 42.44%             + 36.44%
---------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                       1 Year              3 Years                Life*
---------------------------------------------------------------------------------------------------------
Russell 2000 Total Return Index#                      +21.26%             + 13.08%             + 14.06%
---------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index#                +21.04%             + 27.56%             + 26.53%
---------------------------------------------------------------------------------------------------------
  * For the period from the commencement of the Series' investment operations, July 24, 1995, through
    December 31, 1999. Index information is from August 1, 1995.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

Investing in small or emerging growth companies involves greater risk than is customarily associated with more-established companies. These risks may increase unit price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - December 31, 1999

Stocks - 97.6%
-----------------------------------------------------------------------------------------------------
ISSUER                                                                SHARES                    VALUE
-----------------------------------------------------------------------------------------------------
U.S. Stocks - 78.4%
  Advertising - 0.2%
    Doubleclick, Inc.*                                                   840           $      212,572
    Lamar Advertising Co., "A"*                                        1,100                   66,619
    Omnicom Group, Inc.                                               49,400                4,940,000
                                                                                       --------------
                                                                                       $    5,219,191
-----------------------------------------------------------------------------------------------------
  Airlines
    Atlas Air, Inc.*                                                   1,850           $       50,759
-----------------------------------------------------------------------------------------------------
  Automotive
    AutoNation, Inc.*                                                  7,000           $       64,750
-----------------------------------------------------------------------------------------------------
  Banks and Credit Companies
    First Tennessee National Corp.                                     1,600           $       45,600
-----------------------------------------------------------------------------------------------------
  Broadcasting - 0.1%
    Radio One, Inc.*                                                   8,000           $      736,000
    Spanish Broadcasting Systems, Inc.*                               30,650                1,233,662
    Westwood One, Inc.*                                                1,900                  144,400
                                                                                       --------------
                                                                                       $    2,114,062
-----------------------------------------------------------------------------------------------------
  Business Machines - 2.1%
    Affiliated Computer Services, Inc., "A"*                           1,500           $       69,000
    Seagate Technology, Inc.*                                          2,600                  121,063
    Sun Microsystems, Inc.*                                          488,700               37,843,706
    Texas Instruments, Inc.                                           60,200                5,831,875
                                                                                       --------------
                                                                                       $   43,865,644
-----------------------------------------------------------------------------------------------------
  Business Services - 0.5%
    Adelphia Business Solutions*                                       4,000           $      192,002
    Airnet Commerce Corp.*                                             3,120                  113,490
    Bea Systems, Inc.*                                                 5,800                  405,637
    Breakaway Solutions, Inc.*                                         1,900                  138,700
    Computer Sciences Corp.*                                          31,300                2,961,762
    Concord EFS, Inc.*                                                 2,950                   75,963
    Digimarc Corp.*                                                    8,400                  420,000
    eBenX, Inc.*                                                         800                   36,200
    First Data Corp.                                                  23,600                1,163,775
    IMRglobal Corp.*                                                  13,300                  167,081
    Insight Enterprises, Inc.*                                         1,550                   62,969
    Learning Tree International, Inc.*                                92,600                2,592,800
    Lycos, Inc.*                                                      19,000                1,511,687
    McAfee.com Corp.*                                                  3,550                  159,750
    Pegasus Systems, Inc.*                                             1,500                   90,469
    Predictive Systems, Inc.*                                            500                   32,750
    Professional Detailing, Inc.*                                      1,300                   38,919
    Tanning Technology Corp.*                                          4,000                  235,750
    Teletech Holdings, Inc.*                                           6,600                  222,441
    Tickets.com, Inc.*                                                 3,650                   52,241
    USWeb Corp.                                                        2,400                  106,650
    Virginia Linux Systems, Inc.*                                      1,690                  349,196
    Wireless Facilities, Inc.*                                         1,190                   51,914
                                                                                       --------------
                                                                                       $   11,182,146
-----------------------------------------------------------------------------------------------------
  Cellular Telephones - 1.8%
    CommNet Cellular, Inc.*                                            3,300           $      106,013
    Powertel, Inc.                                                    38,100                3,824,287
    Sprint Corp. (PCS Group)*                                        290,100               29,735,250
    TeleCorp PCS, Inc.*                                                3,090                  117,420
    Telephone & Data Systems, Inc.                                    28,200                3,553,200
    U.S. Cellular Corp.*                                               1,800                  181,687
                                                                                       --------------
                                                                                       $   34,517,857
-----------------------------------------------------------------------------------------------------
  Computer Hardware - Systems
    Maxtor Corp.*                                                      4,000           $       29,000
-----------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 4.7%
    America Online, Inc.*                                             62,100           $    4,684,669
    Mercury Interactive Corp.                                          8,800                  949,850
    Microsoft Corp.*                                                 779,300               90,983,275
    Symantec Corp.*                                                   42,600                2,497,425
                                                                                       --------------
                                                                                       $   99,115,219
-----------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.2%
    EMC Corp.*                                                        19,800           $    2,163,150
    FutureLink Corp.*                                                 14,500                  377,000
    Immersion Corp.*                                                   1,020                   39,143
    Internet Commerce Corp.*                                          13,100                  407,737
    Metasolv Software, Inc.*                                           1,490                  121,808
    Quintus Corp.*                                                     2,110                   96,796
    Real Networks, Inc.*                                              11,400                1,371,562
    SonicWall, Inc.*                                                   1,070                   43,068
    Tecnomatix Technologies Ltd.*                                      8,500                  244,375
                                                                                       --------------
                                                                                       $    4,864,639
-----------------------------------------------------------------------------------------------------
  Computer Software - Systems - 17.7%
    Adobe Systems, Inc.                                               43,000           $    2,891,750
    Agile Software Corp.*                                             10,050                2,183,205
    Alteon Websystems, Inc.*                                           1,200                  105,300
    Aspen Technology, Inc.*                                            1,200                   31,725
    BMC Software, Inc.*                                              763,180               61,006,701
    Brio Technology, Inc.                                              7,500                  315,000
    Cadence Design Systems, Inc.*                                    278,100                6,674,400
    Checkfree Holdings Corp.*                                          2,300                  240,350
    China.com Corp.*                                                     400                   31,450
    Clarify, Inc.*                                                     2,400                  302,400
    Computer Associates International, Inc.                          474,100               33,157,369
    Computer Network Technology Corp.*                                 9,800                  224,788
    Compuware Corp.*                                                 634,790               23,645,927
    CSG Systems International, Inc.*                                  51,100                2,037,613
    Edwards (J.D.) & Co.*                                             28,300                  845,463
    Foundry Networks, Inc.*                                            1,750                  527,953
    Harbinger Corp.*                                                   5,700                  181,331
    I2 Technologies, Inc.                                             82,400               16,068,000
    Keane, Inc.*                                                       3,900                  123,825
    Manugistics Group, Inc.*                                          17,900                  578,394
    MicroStrategy, Inc.*                                               6,000                1,260,000
    NetIQ Corp.*                                                       1,725                   89,808
    Network Associates, Inc.*                                         13,200                  352,275
    Oracle Corp.*                                                  1,672,575              187,432,936
    Peoplesoft, Inc.*                                                  7,425                  158,245
    Siebel Systems, Inc.*                                             80,500                6,762,000
    Smartdisk Corp.                                                      775                   25,381
    Sycamore Networks, Inc.*                                           2,275                  700,700
    Synopsys, Inc.*                                                    2,100                  140,175
    Unisys Corp.*                                                      5,700                  182,044
    VERITAS Software Corp.*                                          202,200               28,939,875
                                                                                       --------------
                                                                                       $  377,216,383
-----------------------------------------------------------------------------------------------------
  Conglomerates - 1.9%
    Tyco International Ltd.                                        1,050,458           $   40,836,555
-----------------------------------------------------------------------------------------------------
  Consumer Goods and Services
    Atwood Oceanics, Inc.*                                             2,000           $       77,250
    Callaway Golf Co.                                                  4,900                   86,669
    Carson, Inc., "A"*                                                65,300                  212,225
    TV Guide, Inc.*                                                    3,000                  129,000
                                                                                       --------------
                                                                                       $      505,144
-----------------------------------------------------------------------------------------------------
  Containers
    Smurfit-Stone Container Corp.*                                     3,300           $       80,850
-----------------------------------------------------------------------------------------------------
  Electrical Equipment
    Jabil Circuit, Inc.*                                               1,500           $      109,500
    Micrel, Inc.*                                                      2,300                  130,956
    QLogic Corp.*                                                      1,200                  191,850
                                                                                       --------------
                                                                                       $      432,306
-----------------------------------------------------------------------------------------------------
  Electronics - 4.9%
    Agilent Technologies, Inc.*                                       18,980           $    1,467,391
    Altera Corp.*                                                    523,700               25,955,881
    Analog Devices, Inc.*                                            109,350               10,169,550
    Applied Materials, Inc.*                                         145,400               18,420,362
    Applied Micro Circuits Corp.*                                      2,800                  356,300
    Atmel Corp.*                                                      38,000                1,123,375
    ATMI, Inc.*                                                        2,200                   72,738
    Burr-Brown Corp.*                                                  2,850                  102,956
    Caliper Technologies Corp.*                                        1,230                   82,103
    Conexant Systems, Inc.*                                          177,200               11,761,650
    Credence Systems Corp.*                                            2,300                  198,950
    E-Tek Dynamics, Inc.*                                             12,000                1,615,500
    Electro Scientific Industries, Inc.*                               1,400                  102,200
    Flextronics International Ltd.*                                    2,600                  119,600
    Lam Research Corp.*                                               40,000                4,462,500
    LTX Corp.*                                                         5,900                  132,012
    Maxim Integrated Products, Inc.*                                   2,200                  103,813
    Microchip Technology, Inc.*                                        1,400                   95,813
    MIPS Technologies, Inc.*                                           1,700                   88,400
    Novellus Systems, Inc.*                                           18,600                2,279,081
    Optical Coating Laboratory, Inc.                                   1,100                  325,600
    Photronics, Inc.*                                                  2,300                   65,838
    Quanta Services, Inc.*                                             2,400                   67,800
    Sage, Inc.*                                                          700                   13,563
    Sanmina Corp.*                                                     1,100                  109,863
    SDL, Inc.*                                                        27,400                5,973,200
    SIPEX Corp.*                                                      13,400                  329,137
    Solectron Corp.*                                                   7,500                  713,437
    Teradyne, Inc.*                                                   97,800                6,454,800
    Virata Corp.*                                                      1,120                   33,460
    Xilinx, Inc.*                                                    276,600               12,576,656
                                                                                       --------------
                                                                                       $  105,373,529
-----------------------------------------------------------------------------------------------------
  Entertainment - 3.0%
    Acme Communications, Inc.*                                         1,775           $       59,019
    CBS Corp.*                                                       271,900               17,384,606
    Clear Channel Communications, Inc.*                              247,365               22,077,326
    Comcast Corp., "A"                                               163,800                8,282,137
    Cox Radio, Inc., "A"*                                             48,800                4,867,800
    Emmis Broadcasting Corp., "A"*                                    17,400                2,168,747
    Harrah's Entertainment, Inc.*                                      3,000                   79,313
    Hearst-Argyle Television, Inc.*                                    1,800                   47,925
    Infinity Broadcasting Corp.*                                      27,325                  988,823
    International Speedway Corp.                                       3,079                  155,105
    Macromedia, Inc.*                                                 43,600                3,188,250
    Radio Unica Communications Co.*                                    2,900                   83,738
    Time Warner, Inc.                                                 34,200                2,477,362
    Univision Communications, Inc., "A"*                              17,300                1,767,844
    USA Networks, Inc.*                                                2,800                  154,700
                                                                                       --------------
                                                                                       $   63,782,695
-----------------------------------------------------------------------------------------------------
  Financial Institutions - 1.0%
    American Express Co.                                              51,100           $    8,495,375
    Lehman Brothers Holdings, Inc.                                    48,500                4,107,344
    Morgan Stanley Dean Witter & Co.                                  66,200                9,450,050
    Waddell & Reed Financial, Inc., "A"                                2,000                   54,250
                                                                                       --------------
                                                                                       $   22,107,019
-----------------------------------------------------------------------------------------------------
  Internet - 1.6%
    Akamai Technologies, Inc.*                                         2,425           $      794,491
    CacheFlow, Inc.*                                                   2,190                  286,206
    CMGI, Inc.*                                                        9,200                2,547,250
    Cobalt Networks, Inc.*                                             1,120                  121,380
    Data Return Corp.*                                                 3,050                  163,175
    Deltathree.com, Inc.*                                              1,350                   34,763
    Digital Impact, Inc.*                                              1,810                   90,726
    Digital Insight Corp.*                                             2,425                   88,209
    eSPEED, Inc.*                                                      3,900                  138,694
    Expedia, Inc.*                                                     1,920                   67,200
    Fogdog, Inc.*                                                      1,320                   12,540
    FreeMarkets, Inc.*                                                   680                  232,092
    GRIC Communications, Inc.*                                           770                   19,539
    Harris Interactive, Inc.*                                          1,310                   17,112
    iManage, Inc.*                                                       320                   10,280
    Internap Network Services Corp.*                                   5,025                  869,325
    Keynote Systems, Inc.*                                             1,600                  118,000
    Lifeminders.com, Inc.*                                             1,220                   70,455
    Mediaplex, Inc.*                                                   1,500                   94,125
    MedicaLogic, Inc.*                                                 2,260                   47,460
    OnDisplay, Inc.*                                                     420                   38,167
    Open Market, Inc.*                                                73,300                3,307,662
    Pfsweb, Inc.*                                                         20                      750
    Talk.com, Inc.*                                                   40,600                  720,650
    VeriSign, Inc.*                                                  122,960               23,477,675
    Webvan Group, Inc.*                                                2,440                   40,260
    Women.com Networks, Inc.                                           5,425                   77,306
                                                                                       --------------
                                                                                       $   33,485,492
-----------------------------------------------------------------------------------------------------
  Machinery
    SI Handling Systems, Inc.                                         21,950           $      209,211
-----------------------------------------------------------------------------------------------------
  Medical and Health Products - 0.6%
    IDEC Pharmaceuticals Corp.*                                       19,500           $    1,915,875
    Immunex Corp.*                                                    83,700                9,165,150
    Johnson & Johnson Co.                                              7,331                  682,699
    King Pharmaceuticals, Inc.*                                        6,750                  378,422
                                                                                       --------------
                                                                                       $   12,142,146
-----------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.9%
    Allscripts, Inc.*                                                  3,650           $      160,600
    Chiron Corp.*                                                     81,100                3,436,612
    Cyberonics, Inc.*                                                    300                    4,781
    Enzon, Inc.*                                                       4,400                  190,850
    Genentech, Inc.*                                                 125,200               16,839,400
    Human Genome Sciences, Inc.*                                      14,100                2,152,013
    ImClone Systems, Inc.*                                             3,000                  118,875
    MedImmune, Inc.                                                  166,500               27,618,187
    Merrill Lynch HOLDRS Trust*                                       36,700                5,266,450
    PE Corp.                                                          27,600                3,320,625
    Transkaryotic Therapies, Inc.*                                     1,900                   73,150
    United Healthcare Corp.                                           34,900                1,854,063
                                                                                       --------------
                                                                                       $   61,035,606
-----------------------------------------------------------------------------------------------------
  Metals and Minerals
    Phelps Dodge Corp.                                                   648           $       43,497
-----------------------------------------------------------------------------------------------------
  Office Equipment
    United Stationers, Inc.*                                           3,400           $       97,113
-----------------------------------------------------------------------------------------------------
  Oil Services - 0.1%
    Noble Drilling Corp.*                                             62,800           $    2,056,700
-----------------------------------------------------------------------------------------------------
  Pharmaceuticals - 0.3%
    Andrx Corp.*                                                       1,500           $       63,469
    Sepracor, Inc.*                                                   55,800                5,534,662
                                                                                       --------------
                                                                                       $    5,598,131
-----------------------------------------------------------------------------------------------------
  Photographic Products
    Polaroid Corp.                                                     2,200           $       41,388
-----------------------------------------------------------------------------------------------------
  Printing and Publishing
    Electronics for Imaging, Inc.*                                     1,700           $       98,813
-----------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 0.4%
    Brinker International, Inc.*                                       2,000           $       48,000
    CEC Entertainment, Inc.*                                           2,450                   69,519
    Cendant Corp.*                                                   327,579                8,701,317
    Four Seasons Hotels, Inc.                                          1,600                   85,200
    Hilton Hotels Corp.                                                3,597                   34,621
    Papa John's International, Inc.*                                   1,200                   31,275
    Starwood Hotels & Resorts Co.                                      2,000                   47,000
                                                                                       --------------
                                                                                       $    9,016,932
-----------------------------------------------------------------------------------------------------
  Special Products and Services
    Newport News Shipbuilding, Inc.                                      500           $       13,750
-----------------------------------------------------------------------------------------------------
  Stores - 1.7%
    Cost Plus, Inc.                                                    2,500           $       89,063
    Home Depot, Inc.                                                 199,950               13,709,072
    Office Depot, Inc.*                                              135,400                1,480,937
    Wal-Mart Stores, Inc.                                            296,300               20,481,737
                                                                                       --------------
                                                                                       $   35,760,809
-----------------------------------------------------------------------------------------------------
  Technology - 0.1%
    National Semiconductor Corp.*                                     38,500           $    1,648,281
-----------------------------------------------------------------------------------------------------
  Telecommunications - 32.0%
    AGENCY.COM Ltd.*                                                     900           $       45,900
    AirGate PCS, Inc.*                                                 3,275                  172,756
    Amdocs Ltd.*                                                       6,596                  227,562
    American Tower Corp., "A"*                                         2,700                   82,519
    Ancor Communications, Inc.*                                       22,150                1,503,431
    AT&T Corp.*                                                      438,100               24,862,175
    Aware, Inc.*                                                       1,300                   47,288
    Centinal Cellular Corp.*                                           1,700                  140,888
    CIENA Corp.*                                                     141,100                8,113,250
    Cisco Systems, Inc.*                                           1,050,406              112,524,743
    Classic Communications, Inc.*                                      3,380                  123,581
    CommScope, Inc.*                                                  11,500                  463,594
    Corning, Inc.                                                     47,200                6,085,850
    Cox Communications, Inc.*                                          9,131                  470,246
    EchoStar Communications, Corp.*                                   76,600                7,468,500
    Global TeleSystems Group, Inc.*                                   48,160                1,667,540
    iBasis, Inc.*                                                        680                   19,550
    ITC Deltacom, Inc.*                                                3,500                   96,688
    JDS Uniphase Corp.*                                              417,780               67,393,136
    L-3 Communications Holding, Inc.*                                  1,500                   62,438
    Level 3 Communications, Inc.*                                     48,800                3,995,500
    Lucent Technologies, Inc.                                         11,300                  845,381
    MCI WorldCom, Inc.*                                              791,431               41,995,307
    Metricom, Inc.                                                    43,200                3,396,600
    Metromedia Fiber Network, Inc., "A"*                             116,810                5,599,579
    Motorola, Inc.                                                   150,250               22,124,312
    Next Level Communications, Inc.*                                   8,800                  658,900
    NEXTEL Communications, Inc.*                                     239,450               24,693,281
    Nortel Networks Corp.                                            535,300               54,065,300
    NTL, Inc.*                                                        27,900                3,480,525
    Omnipoint Corp.*                                                 224,300               27,056,187
    PairGain Technologies, Inc.                                       38,700                  549,056
    Powerwave Technologies, Inc.*                                      2,300                  134,263
    Price Communications Corp.                                         3,600                  100,125
    QUALCOMM, Inc.*                                                1,156,400              203,670,950
    Qwest Communications International, Inc.*                        190,200                8,178,600
    Time Warner Telecom, Inc.*                                         3,400                  169,788
    Tritel, Inc.*                                                      2,280                   72,248
    Voicestream Wireless Corp.*                                      255,800               36,403,537
    Western Wireless Corp.*                                          215,000               14,351,250
    Tekelec Co.*                                                      12,100                  272,250
                                                                                       --------------
                                                                                       $  683,384,574
-----------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.6%
    Calpine Corp.*                                                   203,900           $   13,049,600
-----------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                      $1,672,085,391
-----------------------------------------------------------------------------------------------------
Foreign Stocks - 19.2%
  Bermuda - 0.2%
    Global Crossing Ltd. (Telecommunications)*                        89,700           $    4,485,000
-----------------------------------------------------------------------------------------------------
  Canada - 0.2%
    BCE, Inc. (Telecommunications)                                    34,400           $    3,102,450
    Microcell Telecommunications, "B"
      (Telecommunications)*                                           11,500                  378,062
                                                                                       --------------
                                                                                       $    3,480,512
-----------------------------------------------------------------------------------------------------
  Finland - 3.6%
    F-Secure Oyj (Computer Software - Systems)*                        1,000           $       29,206
    Nokia Corp., ADR (Telecommunications)                            200,000               38,000,000
    Sonera Oyj (Telecommunications)                                  574,400               39,365,446
                                                                                       --------------
                                                                                       $   77,394,652
-----------------------------------------------------------------------------------------------------
  France - 1.3%
    Bouygues S.A. (Telecommunications)*                               39,398           $   25,036,646
    Business Objects S.A., ADR (Computer Software -
      Systems)*                                                       15,900                2,124,638
    Thomson Multimedia (Electronics)*                                  7,175                  386,588
                                                                                       --------------
                                                                                       $   27,547,872
-----------------------------------------------------------------------------------------------------
  Germany - 1.2%
    Mannesmann AG (Conglomerate)                                     100,272           $   24,185,653
    MobilCom AG (Cellular Telephones)                                 21,100                1,806,234
    SAP AG, ADR (Computer Software - Systems)                          9,700                  503,187
                                                                                       --------------
                                                                                       $   26,495,074
-----------------------------------------------------------------------------------------------------
  Hong Kong - 0.6%
    China Telecom Ltd. (Telecommunications)*                       1,520,400           $    9,486,608
    Hutchison Whampoa Ltd. (Conglomerate)                            282,000                4,099,575
                                                                                       --------------
                                                                                       $   13,586,183
-----------------------------------------------------------------------------------------------------
  Israel - 0.2%
    Partner Communications Co. Ltd., ADR (Cellular Telephones)        34,675           $      897,215
    Teva Pharmaceutical Industries Ltd., ADR
      (Pharmaceuticals)                                               45,300                3,247,444
                                                                                       --------------
                                                                                       $    4,144,659
-----------------------------------------------------------------------------------------------------
  Italy - 0.7%
    Olivetti S.p.A. (Telecommunications)*                          2,094,200           $    6,063,573
    Telecom Italia Mobile S.p.A. (Telecommunications)                435,700                4,866,220
    Telecom Italia S.p.A. (Telecommunications)                       200,900                2,832,570
                                                                                       --------------
                                                                                       $   13,762,363
-----------------------------------------------------------------------------------------------------
  Japan - 6.5%
    Murata Manufacturing Co., Ltd. (Electronic Equipment)             11,000           $    2,583,676
    Canon, Inc. (Special Products and Services)                      218,000                8,661,969
    DDI Corp. (Telecommunications)                                     1,487               20,373,850
    Fast Retailing Co. (Retail)                                       11,300                4,600,509
    Hikari Tsushin, Inc. (Telecommunications)                          3,500                7,021,922
    Kyocera Corp. (Electronics)                                      113,600               29,461,734
    Nippon Telephone & Telegraph Co. (Utilities -
      Telephone)                                                         308                5,275,005
    NTT Mobile Communications Network, Inc.
      (Telecommunications)                                               565               21,730,769
    Rohm Co. (Electronics)                                             6,000                2,466,236
    SOFTBANK CORP. (Internet)                                          5,700                5,455,667
    Sony Corp., ADR (Electronics)                                     87,700               24,972,575
    Toyota Motor Corp. (Automotive)                                  131,000                6,346,154
                                                                                       --------------
                                                                                       $  138,950,066
-----------------------------------------------------------------------------------------------------
  Mexico - 1.1%
    Grupo Television S.A. de C.V., GDR
      (Entertainment)*                                               133,500           $    9,111,375
    Telefonos de Mexico S.A., ADR (Utilities -
      Telephone)                                                     119,100               13,398,750
                                                                                       --------------
                                                                                       $   22,510,125
-----------------------------------------------------------------------------------------------------
  Netherlands - 0.9%
    ASM Lithography Holding N.V. (Computer Software - Systems)*       60,200           $    6,847,750
    Koninklijke KPN N.V. (Telecommunications)*                       126,800               12,374,158
                                                                                       --------------
                                                                                       $   19,221,908
-----------------------------------------------------------------------------------------------------
  Portugal
    PT Multimedia SGPS S.A. (Conglomerate)*                            5,090           $      289,473
-----------------------------------------------------------------------------------------------------
  South Korea
    Korea Thrunet Co. Ltd., "A" (Internet)*                           10,380           $      704,543
-----------------------------------------------------------------------------------------------------
  Spain
    Telefonica Publicidad e Informacion S.A
      (Utilities - Telephone)                                          7,700           $      333,451
-----------------------------------------------------------------------------------------------------
  Sweden - 0.9%
    Ericsson LM, ADR (Telecommunications)                            276,900           $   18,188,869
-----------------------------------------------------------------------------------------------------
  United Kingdom - 1.8%
    ARM Holdings PLC (Electronics)*                                   27,700           $    1,871,253
    ARM Holdings PLC, ADR (Electronics)*                             153,840               29,460,360
    COLT Telecom Group PLC (Telecommunications)*                     113,300                5,845,127
    Jazztel PLC, ADR (Telecommunications)*                            14,900                  970,363
    Thus PLC (Internet)*                                              86,490                  545,883
                                                                                       --------------
                                                                                       $   38,692,986
-----------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                   $  409,787,736
-----------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,118,730,254)                                         $2,081,873,127
-----------------------------------------------------------------------------------------------------

Rights
  Internet
    Talk.com, Inc. (Identified Cost, $0)                               3,750           $         2,81
-----------------------------------------------------------------------------------------------------

Short-Term Obligations - 2.8%
-----------------------------------------------------------------------------------------------------
                                                            PRINCIPAL AMOUNT
                                                               (000 OMITTED)
-----------------------------------------------------------------------------------------------------
    American Express Credit Corp., due 1/03/00                   $     7,800           $    7,798,916
    Federal Home Loan Bank, due 1/07/00                                7,000                6,997,667
    Federal Home Loan Mortgage Corp., due 1/03/00 - 1/11/00           43,785               43,751,907
-----------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                        $   58,548,490
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,177,278,744)                                    $2,140,424,429

Other Assets, Less Liabilities - (0.4)%                                                    (7,896,325)
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                    $2,132,528,104
-----------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
---------------------------------------------------------------------------------------
DECEMBER 31, 1999
---------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,177,278,744)                $2,140,424,429
  Investments of cash collateral for securities loaned, at value
    (identified cost, $203,526,232)                                         203,526,232
  Cash                                                                           51,811
  Receivable for Series shares sold                                           5,601,720
  Receivable for investments sold                                               655,368
  Interest and dividends receivable                                             191,618
  Deferred organization expenses                                                  1,037
  Other assets                                                                    6,736
                                                                         --------------
      Total assets                                                       $2,350,458,951
                                                                         --------------
Liabilities:
  Payable for Series shares reacquired                                   $    1,256,701
  Collateral for securities loaned, at value                                203,526,232
  Payable for investments purchased                                          12,989,817
  Payable to affiliates -
    Management fee                                                               43,160
    Shareholder servicing agent fee                                               2,014
  Accrued expenses and other liabilities                                        112,923
                                                                         --------------
      Total liabilities                                                  $  217,930,847
                                                                         --------------
Net assets                                                               $2,132,528,104
                                                                         ==============
Net assets consist of:
  Paid-in capital                                                        $1,043,190,758
  Unrealized appreciation on investments and translation of assets and
    liabilities in foreign currencies                                       963,154,557
  Accumulated net realized gain on investments and foreign currency
    transactions                                                            126,182,789
                                                                         --------------
      Total                                                              $2,132,528,104
                                                                         ==============
Shares of beneficial interest outstanding                                  56,207,742
                                                                           ==========
Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)                   $37.94
                                                                             ======

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Operations
-------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1999
-------------------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                                                   $  5,891,316
    Dividends                                                                     1,698,052
    Foreign taxes withheld                                                          (32,148)
                                                                               ------------
      Total investment income                                                  $  7,557,220
                                                                               ------------
  Expenses -
    Management fee                                                             $  9,373,992
    Trustees' compensation                                                            2,431
    Shareholder servicing agent fee                                                 437,453
    Administrative fee                                                              147,274
    Custodian fee                                                                   338,382
    Printing                                                                        168,017
    Auditing fee                                                                     30,921
    Legal fees                                                                        1,879
    Amortization of organization expenses                                             1,836
    Miscellaneous                                                                     8,102
                                                                               ------------
      Total expenses                                                           $ 10,510,287
    Fees paid indirectly                                                            (76,750)
                                                                               ------------
      Net expenses                                                             $ 10,433,537
                                                                               ------------
        Net investment loss                                                    $ (2,876,317)
                                                                               ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                    $175,853,319
    Foreign currency transactions                                                  (703,648)
                                                                               ------------
      Net realized gain on investments and foreign currency transactions       $175,149,671
                                                                               ------------
  Change in unrealized appreciation -
    Investments                                                                $712,923,041
    Translation of assets and liabilities in foreign currency                         8,879
                                                                               ------------
      Net unrealized gain on investments and foreign currency translation      $712,931,920
                                                                               ------------
        Net realized and unrealized gain on investments and foreign
          currency                                                             $888,081,591
                                                                               ------------
          Increase in net assets from operations                               $885,205,274
                                                                               ============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                  1999                1998
-------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                          $   (2,876,317)       $ (1,809,425)
  Net realized gain (loss) on investments and foreign
    currency transactions                                         175,149,671         (13,218,942)
  Net unrealized gain on investments and foreign currency
    translation                                                    712,931,920         205,575,737
                                                               --------------        ------------
    Increase in net assets from operations                     $  885,205,274        $190,547,370
                                                               --------------        ------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions                                      $         --          $ (1,542,853)
  In excess of net realized gain on investments and
    foreign currency transactions                                        --            (3,207,133)
  From paid-in capital                                                   --               (24,649)
                                                               --------------        ------------
      Total distributions declared                                       --          $ (4,774,635)
                                                               --------------        ------------
Net increase in net assets from Series share transactions      $  338,336,291        $338,733,544
                                                               --------------        ------------
      Total increase in net assets                             $1,223,541,565        $524,506,279
Net assets:
  At beginning of period                                          908,986,539         384,480,260
                                                               --------------        ------------
  At end of period (including accumulated net investment
    income of $0 and $0, respectively)                         $2,132,528,104        $908,986,539
                                                               ==============        ============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,                            PERIOD ENDED
                                         -----------------------------------------------------------------       DECEMBER 31,
                                                             1999           1998          1997           1996           1995*
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                     $ 21.47        $ 16.13       $ 13.24        $ 11.41       $ 10.00
                                                          -------        -------       -------        -------       -------
Income from investment operations# -
  Net investment income (loss)(S)                         $ (0.06)       $ (0.05)      $ (0.06)       $ (0.01)      $  0.01
  Net realized and unrealized gain on investments and
    foreign currency transactions                           16.53           5.55          2.95           1.95          1.74
                                                          -------        -------       -------        -------       -------
      Total from investment operations                    $ 16.47        $  5.50       $  2.89        $  1.94       $  1.75
                                                          -------        -------       -------        -------       -------
Less distributions declared to shareholders -
  From net investment income                              $  --          $  --         $  --          $  --         $ (0.01)
  From net realized gain on investments and foreign
    currency transactions                                    --            (0.05)         --            (0.06)        (0.26)
  In excess of net realized gain on investments and
    foreign currency transactions                            --            (0.11)         --            (0.05)         --
  From paid-in capital                                       --             --            --             --           (0.07)
                                                          -------        -------       -------        -------       -------
      Total distributions declared to
        shareholders                                      $  --          $ (0.16)      $  --          $ (0.11)      $ (0.34)
                                                          -------        -------       -------        -------       -------
Net asset value - end of period                           $ 37.94        $ 21.47       $ 16.13        $ 13.24       $ 11.41
                                                          =======        =======       =======        =======       =======
Total return                                                76.71%         34.16%        21.90%         17.02%        17.41%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                 0.84%          0.85%         0.90%          1.00%         1.00%+
  Net investment income (loss)                              (0.23)%        (0.29)%       (0.38)%        (0.08)%        0.10%+
Portfolio turnover                                            176%            71%          112%            96%           73%
Net assets at end of period (000 Omitted)              $2,132,528       $908,987      $384,480       $104,956        $3,869

(S) Prior to January 1, 1998, the investment adviser voluntarily agreed to maintain, subject to reimbursement by the
    Series, the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over or under this limitation, the net investment loss per share and the ratios would have been:

      Net investment loss#                                                              $(0.05)        $(0.03)        $(0.18)
      Ratios (to average net assets):
        Expenses##                                                                        0.87%          1.16%          2.91%+
        Net investment loss                                                              (0.35)%        (0.23)%        (1.78)%+
    * For the period from the commencement of the Series' investment operations, July 24, 1995, through December 31,
      1995.
    + Annualized.
   ++ Not annualized.
    # Per share data are based on average shares outstanding.
   ## Ratios do not reflect expense reductions from certain offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Emerging Growth Series (the Series) is a diversified series of MFS(R) Variable Insurance Trust(SM) (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of the Series are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 1999, there were 97 shareholders of the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the Series to certain qualified institutions (the "Borrowers") approved by the Series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the Series with indemnification against Borrower default.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Series and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Series and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 1999, the value of securities loaned was $200,233,568. These loans were collateralized by U.S. Treasury securities of $1,804,694 and cash of $203,526,232 which was invested in the following short-term obligation:

                                                                  AMORTIZED COST
                                                       SHARES          AND VALUE
--------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio      203,526,232       $203,526,232

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended
December 31, 1999, $2,876,317 and $29,700,623 were reclassified to accumulated net investment loss and paid-in capital, respectively, from accumulated undistributed net realized gain on investments and foreign currency transactions due to differences between book and tax accounting for currency transactions, redemptions in kind and net investment losses. This change had no effect on the net assets or net asset value per share.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the Series' average daily net assets.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities and short-term obligations, aggregated $2,356,087,204 and $2,051,218,869, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $1,183,054,764
                                                                 --------------
Gross unrealized appreciation                                    $  965,319,781
Gross unrealized depreciation                                        (7,950,116)
                                                                 --------------
    Net unrealized appreciation                                  $  957,369,665
                                                                 ==============

(5) Shares of Beneficial Interest
The Series Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Series shares were as follows:

                                        YEAR ENDED DECEMBER 31, 1999           YEAR ENDED DECEMBER 31, 1998
                                   ---------------------------------       --------------------------------
                                         SHARES               AMOUNT             SHARES              AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                          30,176,209        $ 743,064,297         31,952,822        $ 583,212,135
Shares issued to shareholders
  in reinvestment
  of distributions                         --                   --              257,393            4,774,635
Shares reacquired                   (16,305,783)        (404,728,006)       (13,705,758)        (249,253,226)
                                   ------------        -------------       ------------        -------------
    Net increase                     13,870,426        $ 338,336,291         18,504,457        $ 338,733,544
                                   ============        =============       ============        =============

(6) Line of Credit
The Series and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the year ended December 31, 1999, was $9,577. The Series had no borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Variable Insurance Trust and Shareholders of MFS Emerging Growth Series:

We have audited the accompanying statement of assets and liabilities of MFS Emerging Growth Series (the Series) (one of the series constituting the MFS Variable Insurance Trust), including the portfolio of investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Emerging Growth Series as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 3, 2000

MFS' YEAR 2000 READINESS DISCLOSURE


MFS Investment Management(R), as an investment adviser and
on behalf of the MFS funds, is committed to the effective
use of technology in managing our portfolio investments,
delivering high-quality service to MFS fund shareholders,      [Graphic Omitted]
retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products.

MFS can now say that it is ready for the Year 2000. Our testing has demonstrated that MFS' computer hardware and software will recognize "00" as the Year 2000 and will not confuse those digits with 1900. All of our critical business applications and processes have been successfully tested, and we have adopted companywide policies that will help us maintain our readiness through the remainder of the year. Any new technology that is brought into the company before the end of the year will be held to the same stringent standards as our current technology. We have also developed a vendor readiness survey, contacted over 700 of our vendors, and established an ongoing process to review responses, as well as to review readiness statements of new vendors and products.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS fund shareholders, retirement plan participants, or institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com, call our toll-free line, 1-800-637-4406, or write to the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

(C) 2000 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                                VEG-2 02/00 131M